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                                                                   EXHIBIT 10.13


                                FIRST AMENDMENT

                                       TO

                                 LOAN AGREEMENT

                                     AMONG

                           QUEEN SAND RESOURCES, INC.
                                  AS BORROWER,


                     ENRON CAPITAL & TRADE RESOURCES CORP.
                                   AS AGENT,

                                      AND

                          THE LENDERS SIGNATORY HERETO


                         Effective as of June 30, 1998
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                       FIRST AMENDMENT TO LOAN AGREEMENT

         This FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment") executed effective as of June 30, 1998 (the "Effective Date") is among Queen Sand Resources, Inc., a Nevada corporation (the "Borrower"), Northland Operating Co., a Nevada corporation ("Northland"), Corrida Resources, Inc., a Nevada corporation ("Corrida"), Queen Sand Resources, Inc., a Delaware corporation (the "Parent Company"; the Borrower, Northland, Corrida, and the Parent Company being collectively referred to herein as the "Obligors"), the undersigned lenders who are parties to the Loan Agreement referred to below (the "Lenders") and Enron Capital & Trade Resources Corp., a Delaware corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are parties to that certain Subordinated Revolving Credit Loan Agreement dated as of December 29, 1997 (the "Loan Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Loan Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. All capitalized terms which are defined in the Loan Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Loan Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Loan Agreement.

Section 2.       Amendments to Credit Agreement.

        2.1 New and Replaced Definitions. Section 1.1 of the Loan Agreement is hereby amended by replacing or inserting the following definitions as appropriate:

                 "Bridge Loan Documents" shall mean, collectively, (i) Equity Bridge Note Purchase Agreements dated as of April 17, 1998, among the Parent Company, the Borrower and the initial purchasers named therein,
         (ii) the $30,000,000 Variable Rate Senior Third Secured Equity Bridge Notes sold pursuant to the terms thereof, (iii) Note Purchase Agreements dated as of April 17, 1998, among the Parent Company, the Borrower and the initial purchasers named therein, (iv) the $30,000,000 Variable Rate Senior Second Secured Notes sold pursuant to the terms thereof, and (v) any and all other agreements or instruments now or hereafter executed and delivered in connection with any of the foregoing or as security for the payment or performance thereof.





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                 "Bridge Loans" shall mean collectively the Debt Bridge Loan and the Equity Bridge Loan.

                 "Consolidated Subsidiaries" shall mean each Subsidiary of the Parent Company or other Person owned by the Parent Company, whether now existing or hereafter created or acquired which are not Non-Recourse Subsidiaries and the financial statements of which shall be (or should have been) consolidated with the financial statements of the Parent Company in accordance with GAAP.

                 "Debt Bridge Loan" shall mean the sale by the Borrower of $30,000,000 Variable Rate Senior Second Secured Notes due 2003 pursuant to those certain Note Purchase Agreements dated as of April 17, 1998, among the Parent Company, the Borrower and the initial purchasers named therein.

                 "Equity Bridge Loan" shall mean the sale by the Borrower of $30,000,000 Variable Rate Senior Third Secured Equity Bridge Notes due 2004 pursuant to those certain Equity Bridge Note Purchase Agreements dated as of April 17, 1998, among the Parent Company, the Borrower and each initial purchaser named therein.

                 "Escrow Agreement" shall mean the Escrow Agreement entered into among Morgan Guaranty Trust Company of New York, as trustee, the Borrower, and Chase Bank of Texas, National Association, as escrow agent, pursuant to Section 2.2 of the Purchase and Sale Agreement.

                 "Equity Offering" shall mean any sale or issuance for cash of any equity securities of the Parent Company or warrants or options with respect thereto (whether done by a registered public offering or an exempt private placement of such securities) occurring after the Closing Date; provided the foregoing shall not include any warrants or options granted in connection with the Equity Bridge Loan or any extensions relating to the Equity Bridge Loan or relating to any other warrants or class of Preferred Stock or Debt outstanding prior to the Closing Date or which arise after closing but are attributable to agreements in effect prior to the date of Closing.

                 "Hi-Yield Offering" shall mean any sale or issuance of any hi-yield Debt securities of the Parent Company (whether done by a registered public offering or an exempt private placement of such securities) occurring after the Closing Date; provided the foregoing shall not include the Debt Bridge Loan or the Equity Bridge Loan.

                 "Loan" shall mean any loan made pursuant to Section 2.1, all of such Loans being referred to collectively as the "Loans".

                 "Preferred Stock" shall mean (i) the Parent Company's Series A Participating Convertible Preferred Stock; (ii) the Parent Company's Series B Participating Convertible Preferred Stock; and (iii) the Parent Company's Series C Convertible Preferred Stock issued pursuant to the Certificate of Designation of Series C Convertible Preferred Stock adopted as of December 23, 1997, together with any and all amendments and modifications thereto.





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                 "Purchase and Sale Agreement" shall mean that certain Purchase and Sale Agreement dated as of March 19, 1998, among Morgan Guaranty Trust Company of New York, as Trustee, Investment Royalty Corporation and Milam Royalty Corporation, as sellers, and the Borrower, as purchaser.

                 "Senior Indenture" shall mean the Indenture, dated as of July 1, 1998 among the Parent Company, as issuer, the Borrower, Northland Operating Co. and Corrida Resources, Inc., as initial subsidiary guarantors, and Harris Trust & Savings Bank, as trustee, pursuant to which the Senior Notes, if any, are to be issued with terms substantially similar to those contained in the Senior Notes Offering Memorandum.

                 "Senior Indenture Indebtedness" shall mean the Senior Notes, the guarantees thereof and any other Indebtedness of the Borrower, the Parent Company, the Guarantors under the Senior Indenture, together with any refinancings thereof permitted by the terms of Section 5.4(a).

                 "Senior Loan Agreement" shall mean the Amended and Restated Credit Agreement dated as of April 17, 1998, among the Borrower, the Bank of Montreal, as agent, and the other lenders signatory thereto and as the same be further amended and supplemented.

                 "Senior Note Documents" shall mean the collective reference to the Senior Notes, the Senior Indenture, the Senior Note Offering Memorandum and each agreement, instrument and document delivered in connection therewith or relating thereto.

                 "Senior Note Offering Memorandum" shall mean the Offering Memorandum, dated June 30, 1998, related to the issuance of the Senior Notes, as amended or supplemented from time to time.

                 "Senior Notes" shall mean the 12 1/2% Senior Notes due 2008 of the Parent Company issued pursuant to the Senior Indenture.

         2.2     Amendment to "Excepted Liens".    Section 1.1 of the Loan
Agreement is hereby amended by replacing clause (f) of the definition of "Excepted Liens" with the following:

                 (f) Liens securing payment of the Senior Debt and the Bridge Loans.

         2.3 Section 3.4. Section 3.4 is hereby amended by replacing the reference to "any Governmental Requirement" contained therein with "any material Governmental Requirement".





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         2.4     Section 3.9.  Section 3.9 is hereby amended by replacing the reference to "all United States Federal income tax returns" contained therein with "all required United States Federal returns that are currently due".

         2.5 Section 3.14. Section 3.14 is hereby amended by replacing such section in its entirety with the following:

                 Section 3.14 Subsidiaries and Partnerships. Except as set forth on Schedule 3.14, the Parent Company has no Subsidiaries and has no interest in any partnerships; and the Borrower has no Subsidiaries and has no interest in any partnerships. Schedule 3.14 sets forth the principal place of business of each such Subsidiary and the ownership interest of QSRD and the Borrower in such Subsidiary.

         2.6 Section 3.15. Section 3.15 is hereby amended by replacing such section in its entirety with the following:

                 Section 3.15 Location of Business and Offices. The Borrower's principal place of business and chief executive offices are located at the address stated on its signature page of this Agreement. The principal place of business and chief executive office of each Subsidiary are located at the addresses stated on Schedule 3.14.

         2.7     Section 3.19.   Section 3.19 is hereby amended by replacing
the reference to "companies engaged in the same or a similar business" contained therein with "similarly situated companies engaged in the same or a similar business".

         2.8 Section 3.21. Section 3.21 is hereby amended by replacing such section in its entirety with the following:

                 Section 3.21 Restriction on Liens. Neither the Parent Company, the Borrower nor any of its Subsidiaries (other than Non-Recourse Subsidiaries) is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties, except for such restrictions as are contained in the documents and agreements evidencing the DEM Subordinated Debt, the Senior Debt, the Bridge Loans, any High Yield Offering, or any Equity Offering; provided that such restrictions do not impair the ability of the Parent Company, the Borrower, or any of its Subsidiaries (other than Non-Recourse Subsidiaries) to grant Liens to the Agent and the Banks except as provided in the Senior Loan Agreement and the Subordination Agreement.

         2.9     Section 4.1.  Section 4.1 is hereby amended by replacing
Section 4.1(a) in its entirety with the following:





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                 (a)      As soon as available and in any event within 120 days
         after the end of each fiscal year of the Parent Company, the audited consolidated statements of operations, stockholders' equity, changes in financial position and cash flow of the Parent Company and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of the Parent Company and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related audit report of an independent public accountant of recognized national standing acceptable to the Agent which audit report shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Parent Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such audit report shall be consistent with the standard audit report format promulgated by the relevant regulatory authorities governing such reports and shall not contain a "going concern" or like qualification or exception.

         2.10    Section 4.3.  Section 4.3 is hereby amended by replacing
Section 4.3(a) with the following Section 4.3(a) and inserting the following new Section 4.3(e) after Section 4.3(d):

                 (a) The Borrower and the Parent Company shall, and the Parent Company shall cause each of its Subsidiaries to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises (except for mergers or dissolutions upon transfer of all or substantially all assets permitted pursuant to
         Section 5.9); keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities in accordance with GAAP; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.





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                 (e)      In the event that all or any portion of any Oil and
         Gas Property owned by the Parent Company or its Subsidiaries is comprised of interests in the Hydrocarbon Property which are not working interests or which are operated by a Person or Persons other than the Parent Company or one of its Subsidiaries, then, with respect to such interests and Properties, the Borrower and the Parent Company shall, and shall cause such Subsidiary to, use reasonable efforts consistent with usual and customary industry practice to obtain compliance with the foregoing covenants contained in this Section 4.3 by the working interest owners or the operator or operators of such interests or Properties.


         2.11    Section 4.7.  Section 4.7 is hereby amended by replacing
Section 4.7(a) in its entirety with the following:

                 (a) No later than 30 days prior to each Scheduled Redetermination Date, commencing with the Scheduled Redetermination Date to occur on September 15, 1998, the Borrower shall furnish to the Agent a Reserve Report. The June 30 Reserve report of each year shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Agent and the December 31 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding June 30 Reserve Report.

         2.12 Section 4.9. Section 4.9 is hereby amended by inserting the following new Section 4.9(d):

                 (d)      Notwithstanding anything to the contrary in this
         Section 4.9, compliance with the requirements of Sections 4.9(a), (b), and (c) shall not be required if no Loans are outstanding, provided that prior to the making of any Loan hereunder it shall be a condition precedent to making such Loan that all requirements and deliveries required under Sections 4.9 (a), (b), and (c) shall have been complied with and made prior to the making of such Loan.

         2.13 Article 5. The introductory sentence of Article 5 is hereby amended by replacing the reference to "Loan" with a reference to "the Loans".

         2.14 Section 5.1. Section 5.1 is hereby amended by deleting "and" at the end of Section 5.1(j), replacing the period (".") at the end of Section 5.1(k) with "; and", and inserting the following new Section 5.1(l):

                 (l) Debt of the Parent Company and its Subsidiaries incurred pursuant to (i) the Senior Note Documents and (ii) any subsequent Hi-Yield Offering; provided that (A) such Debt under this
         Section 5.1(l)(ii) is issued on terms satisfactory to the Agent and the Majority Lenders with respect to principal amount, maturity, interest rate, covenants and, if applicable, subordination language, and (B) in connection with the issuance of any such Debt under this
         Section 5.1(l)(ii), the Majority Lenders may cause the Borrowing Base to be redetermined.





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         2.15    Section 5.2.  Section 5.2 is hereby amended by deleting "and"
at the end of Section 5.2(e), replacing the period (".") at the end of Section 5.2(f) with a semicolon (";"), and inserting the following Sections 5.2(g) and 5.2(h):

                 (g) Liens on Property of a Non-Recourse Subsidiary to secure Debt permitted by Section 5.1(k) and Liens on stock or other equity interests of any Non-Recourse Subsidiary; and

                 (h) Liens that secured the Bridge Loans which have yet not been released.

         2.16 Section 5.3. Section 5.3 is hereby amended by (i) inserting ", the Parent Company," after the first reference to the Borrower in the first sentence and (ii) replacing Sections 5.3 (h), 5.3(i), 5.3(j), 5.3(k), and 5.3(l) in their entirety with the following:

                 (h) investments by the Borrower or any Guarantor related to its direct ownership interests in additional Oil and Gas Properties in an amount not to exceed 10% of the amount of the Senior Borrowing Base at the time of such investment;

                 (i) advances to operators under operating agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                 (j)      [intentionally deleted];

                 (k) investments, loans or advances made by (i) the Borrower or any Guarantor to any Non-Recourse Subsidiary not to exceed at any one time outstanding $100,000 in the aggregate, or (ii) a Non-Recourse Subsidiary to any other Non-Recourse Subsidiary; provided that the Parent Company may make loans, advances or investments to Queen Sand Resources (Canada), Inc. to satisfy its obligations under any employment agreements to which it is a party and for (A) fixtures, furniture and equipment, provided that the aggregate amount spent under this clause (A) shall not exceed $150,000 in the aggregate during any twelve-month period and (B) normal general and administrative expenses incurred in the ordinary course of its business and for which Queen Sand Resources (Canada), Inc. is ultimately entitled to reimbursement from the Parent Company and/or its Subsidiaries; and

                 (l) loans or advances to officers and employees of the parent Company or any of its Subsidiary in the ordinary course of business not to exceed (i) while the Bridge Loans are outstanding (and whether or not all or any of the Bridge Loans have been extended to be long-term obligations), $100,000 in the aggregate outstanding at any time, and (ii) after repayment in full of the Bridge Loans, $250,000 in the aggregate outstanding at any time.

         2.17    Section 5.4.  Section 5.4 is hereby amended by replacing such section in its entirety with the following:





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         Section 5.4  Repayment of Other Debt.

                 (a) The Parent Company and the Borrower shall not, and shall not permit any Subsidiary to, amend, supplement or modify any Senior Note Document or repay the principal of, or make any other payment in relation to, the Senior Notes; provided, so long as no Borrowing Base deficiency then exists under Section 2.10 and no Default or Event of Default has occurred and is continuing, the foregoing shall not prohibit (i) the payment of interest on the Senior Notes, or (ii) the repayment of the Senior Notes with the proceeds of any refinancing thereof (provided that such refinancing Debt is on terms substantially similar to the Senior Notes).

                 (b) The Parent Company and the Borrower shall not, and shall not permit any Subsidiary to, amend, supplement, modify or prepay the DEM Subordinated Debt in any material respect, except that all or any part of the DEM Subordinated Debt may be prepaid so long as no Loans are outstanding under this Agreement.

         2.18    Section 5.8.  Section 5.8 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.8  Dividends, Distributions and Redemptions.
         Without the written approval of the Majority Lenders, the Parent Company shall not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders, except for (i) dividends or distributions payable solely in capital stock of the Parent Company and (ii) the repurchase or redemption of any shares of the Series C Preferred Stock with the aggregate net cash proceeds in excess of $50,000,000 of any Equity Offering(s) occurring after April 17, 1998 provided that (A) no Default or Event of Default has occurred at the time such shares are repurchased or redeemed or would result from such repurchase or redemption and (B) no Loan is outstanding immediately prior and after giving effect to such repurchase or redemption. Notwithstanding anything to the contrary in this Section
         5.8 and without limiting the Agent's and Lenders' rights under Sections 6.1(k) and 6.2, the Parent Company may, after giving the Agent 5 Business Days' prior written notice thereof, effect mandatory redemptions and cash payments payable upon Parent Company defaults pursuant to the Certificate of Designation governing the Series C Preferred Stock.

         2.19 Section 5.13. Section 5.13 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.13  Current Ratio and Net Worth.

                 (a) Consolidated Current Ratio. The Parent Company's ratio of (i) consolidated current assets plus unused availability under the "Aggregate Commitments" under the Senior Loan Agreement to (ii) consolidated current liabilities (excluding (A) current maturities of the Senior Debt, (B) the Bridge Loans unless the Bridge Loans have been extended to be long-term obligations as contemplated by the terms of the Bridge Loan Documents and (C) the Indebtedness so long as the indebtedness does not mature within one year of the date of calculation) shall not be less than 1.0 to 1.0 at any time.





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                 (b)      Consolidated Tangible Net Worth.  On and after April
         17, 1998, the Parent Company will not permit its Consolidated Tangible Net Worth to be less than $18,500,000 plus the amount equal to seventy-five percent (75%) of the aggregate net proceeds of all Equity Offerings by the Parent Company after April 17, 1998.


         For the purposes of this Section 5.13, "Consolidated Tangible Net Worth" shall have the meaning specified in the Senior Loan Agreement.

         2.20 Section 5.15. Section 5.15 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.15  Fixed Charge Coverage Ratio.

                 (a) The Parent Company's Fixed Charge Coverage Ratio shall be not less than 1.5 to 1.0 for the three-month period ending June 30, 1998.

                 (b) If the aggregate net cash proceeds to the Parent Company from Hi-Yield Offerings are greater than $75,000,000, the Parent Company's Fixed Charge Coverage Ratio as of the end of any full fiscal quarter occurring after the completion of the first such Hi-Yield Offering shall not be less than the following for the period then applicable:

                          (i)     for the six month period ending on
                                  September 30, 1998, 1.5 to 1.0;

                          (ii)    for the nine month period ending on
                                  December 31, 1998, 1.5 to 1.0;

                          (iii) for each rolling period of four fiscal quarters thereafter, 1.5 to 1.0.

                 (c) If no Hi-yield Offering has been completed or the aggregate net cash proceeds to the Parent Company from one or more Hi-Yield Offerings are less than or equal to $75,000,000, the Parent Company's Fixed Charge Coverage Ratio as of the end of any fiscal quarter shall not be less than the following for the period then applicable:

                          (i)     for the six month period ending on
                                  September 30, 1998, 1.75 to 1.0;

                          (ii)    for the nine month period ending on
                                  December 31, 1998, 2.0 to 1.0;

                          (iii) for each rolling period of four fiscal quarters thereafter, 2.2 to 1.0.





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         For the purposes of this Section 5.15, "Fixed Charge Coverage Ratio"
         shall have the meaning specified in the Senior Loan Agreement.

         2.21 Section 5.16. Section 5.16 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.16 Sale of Oil and Gas Properties. The Parent Company and the Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property except for
         (i) sales of Hydrocarbons in the ordinary course of business, (ii) sales of assets which are worn-out or obsolete and are not material to the continuation of its business, (iii) intercompany sales or other dispositions by the Parent Company or any Guarantor to the Borrower or by any Guarantor to another Guarantor (provided the foregoing shall not permit dispositions to Non-Recourse Subsidiaries, except to the extent permitted by Section 5.3(k)), (iv) dispositions of equipment when substantially similar equipment has been or will be acquired, and
         (v) sales or other dispositions of Oil and Gas Properties or other assets which shall not exceed $2,500,000 in the aggregate in any fiscal year.

         2.22 Section 5.19. Section 5.19 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.19 Subsidiaries and Partnerships. Without the prior written consent of the Majority Lenders, the Parent Company and the Borrower shall not, and shall not permit any of its respective Subsidiaries to, create any additional Subsidiaries or partnerships, unless such Subsidiary or partnership becomes a Guarantor hereunder or is designated by the Parent Company to be a Non-Recourse Subsidiary. Neither the Parent Company nor the Borrower shall or shall permit any of its Subsidiaries to sell or issue any shares of stock of any class of one of its Subsidiaries or any interest in a partnership except to the Parent Company or any of its Subsidiaries (other than Non-Recourse Subsidiaries). In connection with the execution of any Guaranty hereunder, the Borrower shall provide corporate documentation and opinion letters reasonably satisfactory to the Agent reflecting the corporate status of such new Subsidiary and the enforceability of such Guaranty.

         2.23 Section 5.20. Section 5.20 is hereby amended by replacing such section in its entirety with the following:

                 Section 5.20 Negative Pledge Agreements. Neither the Parent Company, the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments, and the documents and agreements evidencing the Senior Debt, the DEM Subordinated Debt, the Bridge Loans, any Hi-Yield Offering, or any Equity Offering) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any of its Subsidiaries from paying dividends to the Borrower, or which requires the consent of other Persons in connection therewith.





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         2.24    Section 6.1.  Section 6.1 is hereby amended by replacing the reference to "$100,000" contained in Section 6.1(h) with a reference to "$500,000".

         2.25 Section 7.2. Section 7.2 is hereby amended by inserting the following Sections 7.2(h) and 7.2(i) after Section 7.2(g):

                 (h) Bridge Loans. The Bridge Loans shall have been repaid in full and all mortgages, deeds of trusts, and other agreements or instruments creating Liens securing the Bridge Loans shall have been released in a manner that is satisfactory to the Agent.

                 (i) Certificate Regarding Incurrence of Debt under Senior Indenture. The Borrower shall have delivered a certificate from an authorized officer, in form and substance reasonably satisfactory to the Agent, certifying that, as of the date of incurrence, the Parent Company and the Borrower are permitted to incur such Indebtedness under the Senior Indenture (because either (i) such Indebtedness will constitute "Permitted Indebtedness" under the Senior Indenture or (ii) such Indebtedness may be incurred without violation of the then applicable Consolidated Interest Coverage Ratio set forth in the Senior Indenture) and setting forth in reasonable detail calculations to support the certification.

         2.26    Section 9.2.   Section 9.2 is hereby amended by replacing the
reference to "$1,000,000" contained therein with "$2,500,000".

         2.27 Schedules. Schedules 3.2(Liabilities), 3.14(Subsidiaries and Partnerships), 3.17(Environmental Matters), 3.19(Insurance), and 3.23 (Material Contracts) are hereby amended by replacing such schedules in their entirety with Schedules 3.2(Liabilities), 3.14(Subsidiaries and Partnerships), 3.17(Environmental Matters), 3.19(Insurance), and 3.23 (Material Contracts) attached hereto.

Section 3. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this First Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 4. Conditions Precedent. The effectiveness of this First Amendment (including Section 5.1 hereof) is subject to the receipt by the Agent of the following documents and the satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Agent in form and substance:

         4.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this First Amendment.

         4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         4.3 Issuance of Senior Notes. The Senior Notes shall have been issued and purchased by the initial holder(s) thereof as contemplated in the Senior Note Offering Memorandum.

         4.4 Repayment of Bridge Loans. The Agent shall have received evidence that all outstanding principal, accrued and unpaid interest and other fees and compensation owed in connection with the Bridge Loans shall have been paid in full.

Section 5.       Miscellaneous.

         5.1 Suspension Agreement. Reference is made to that certain Agreement dated as of April 17, 1998 ("Suspension Agreement"), among the Obligors, the Agent and the Lenders which suspended the Lenders' commitments to make Loans and contained certain waivers of the Obligors' performance under the Loan Documents. Each of the parties hereto agrees that (a) the Lenders' commitments to make Loans under the Loan Agreement (as amended by this First Amendment) are reinstated under the terms and conditions contained in the Loan Agreement (as amended by this First Amendment) and (b) the waivers of the Obligors' performance under the Loan Documents contained in the Suspension Agreement are hereby terminated as of the date hereof, and each of the Obligors shall be required to comply with all of the covenants and other provisions of the Loan Documents (as amended by this First Amendment).

         5.2 Confirmation. The provisions of the Loan Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

         5.3 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment,
(ii) ratifies and affirms its obligations under its respective Guaranty and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty and the other Security Instruments to which it is a party and agrees that its respective Guaranty and the other Security Instruments to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby.

         5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.5 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                          [SIGNATURES BEGIN NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.


BORROWER:                         QUEEN SAND RESOURCES, INC.,
                                          a Nevada corporation


                                  By: /s/  ROBERT P. LINDSAY
                                      ----------------------------------
                                           Robert P. Lindsay
                                           Vice President



PARENT COMPANY:                   QUEEN SAND RESOURCES, INC.,
                                  a Delaware corporation


                                  By: /s/  ROBERT P. LINDSAY
                                      ----------------------------------
                                           Robert P. Lindsay
                                           Chief Operating Officer
                                           and Executive Vice President



GUARANTORS:                       NORTHLAND OPERATING CO.


                                  By: /s/  ROBERT P. LINDSAY
                                      ----------------------------------
                                           Robert P. Lindsay
                                           Vice President


                                  CORRIDA RESOURCES, INC.


                                  By: /s/  ROBERT P. LINDSAY
                                      ----------------------------------
                                           Robert P. Lindsay
                                           Vice President

AGENT:                            ENRON CAPITAL & TRADE RESOURCES CORP.,
                                  as Agent


                                  By:  /s/  AUTHORIZED SIGNATORY
                                      ----------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------



LENDERS:                          ENRON CAPITAL & TRADE RESOURCES CORP.


                                  By: /s/  AUTHORIZED SIGNATORY
                                     -----------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------

                                  SCHEDULE 3.2
                                  LIABILITIES

                          [TO BE PROVIDED BY BORROWER]

                                 SCHEDULE 3.14
                         SUBSIDIARIES AND PARTNERSHIPS

                          [TO BE PROVIDED BY BORROWER]

                                 SCHEDULE 3.17
                             ENVIRONMENTAL MATTERS

                          [TO BE PROVIDED BY BORROWER]

                                 SCHEDULE 3.19
                                   INSURANCE

                          [TO BE PROVIDED BY BORROWER]

                                 SCHEDULE 3.23
                               MATERIAL CONTRACTS

                          [TO BE PROVIDED BY BORROWER]